UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

MEDICAL CARE TECHNOLOGIES INC.
 (Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

MEDICAL CARE TECHNOLOGIES INC.
Room 815, No. 2 Building
Beixiaojie, Dongzhimen Nei, Beijing, China

January __, 2012

Dear Shareholders:

We cordially invite you to attend our Special Meeting of Shareholders.  The meeting will be held on February __, 2012, at 10:00 a.m. local time, at the offices of David Lubin & Associates, PLLC, 10 Union Avenue, Suite 10, Lynbrook, New York 11563.

With this letter we are including the notice for our meeting, the proxy statement, and the proxy card.  At the meeting, we will vote on the following matters:

1.
To authorize the amendment of our Articles of Incorporation for the purpose of increasing the authorized capital of the Company from 500,000,000 shares of common stock, $0.00001 par value per share to 8,000,000,000 shares of common stock, $0.00001 par value per share;

2.
To grant discretionary authority to our Board of Directors to implement a reverse stock split of our common stock, on the basis of up to five hundred pre-consolidation shares for each one post-consolidation share (the “Reverse Stock Split”), to occur at some time within twelve months of the date of the Special Meeting with the exact time of the stock split to be determined by the Board of Directors; and

3.	To transact such other business as may properly be brought before a special meeting of the shareholders of our company or any adjournment thereof.

Your vote is important to us, and I look forward to seeing you at the meeting.  If you do not plan to attend the meeting in person, please complete, sign and return the attached proxy card so that your shares can be voted at the meeting in accordance with your instructions. Thank you for your interest in Medical Care Technologies Inc.

MEDICAL CARE TECHNOLOGIES INC.
/s/ Ning C. Wu
Ning C. Wu
President and Chief Executive Officer

MEDICAL CARE TECHNOLOGIES INC.
Room 815, No. 2 Building
Beixiaojie, Dongzhimen Nei, Beijing, China

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting the (“Meeting ”) of the shareholders of Medical Care Technologies Inc. (the “ Company ”) will be held on February __, 2012, 10:00 a.m. local time, at the offices of David Lubin & Associates, PLLC, 10 Union Avenue, Suite 10, Lynbrook, New York 11563, for the following purposes:

1.
To authorize the amendment of our Articles of Incorporation for the purpose of increasing the authorized capital of the Company from 500,000,000 shares of common stock, $0.00001 par value per share to 8,000,000,000 shares of common stock, $0.00001 par value per share;

2.
To grant discretionary authority to our Board of Directors to implement a reverse stock split of our common stock, on the basis of up to five hundred pre-consolidation shares for each one post-consolidation share (the “Reverse Stock Split”), to occur at some time within twelve months of the date of the Special Meeting with the exact time of the stock split to be determined by the Board of Directors; and

3.	To transact such other business as may properly be brought before a special meeting of the shareholders of our company or any adjournment thereof.

You may vote at the meeting if you were a shareholder at the close of business on January 18, 2012 (the “Record Date”).  Only shareholders of record at the Record Date are entitled to notice of and to vote at the Meeting or any adjournments thereof.

Your attention is called to the Proxy Statement on the following pages.  Please review it carefully.  We hope you will attend the Meeting.  If you do not plan to attend, please sign, date and mail the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States, so that your shares can be voted at the Meeting in accordance with your instructions.   For more instructions, please see the Questions and Answers beginning on page 1 of this Proxy Statement and the instructions on the attached proxy card.

By Order of the Board of Directors,

/s/ Ning C. Wu
Ning C. Wu
President and Chief Executive Officer

Toronto, Canada
January __, 2012

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.  PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

PROXY STATEMENT

This Proxy Statement and the accompanying proxy card are being mailed to holders of shares of common stock, $0.00001 par value (the “ Common Stock ”), of Medical Care Technologies Inc., a Nevada corporation (the “ Company ”), commencing on or about _______, 2012, in connection with the solicitation of proxies by the Board of Directors of the Company (the “ Board ”) for use at the special meeting of the shareholders of the Company (the “ Meeting ”) to be held at 10 Union Avenue, Suite 10, Lynbrook, New York 11563 on February  _, 2012 at 10:00 a.m.  You are invited to attend the Meeting and are requested to vote on the proposal described in this Proxy Statement.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting to be held on February 9, 2012: Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials including a proxy card, and by notifying you of the availability of our proxy materials on the Internet.  This Proxy Statement and the Notice of Meeting are available at http://__________________________________.

QUESTIONS AND ANSWERS ABOUT THIS
 PROXY MATERIAL AND THE SPECIAL MEETING

These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement, as well as the documents incorporated by reference in this Proxy Statement.

What information is contained in these materials?

The information included in this Proxy Statement relates to the proposal to be voted on at the Special Meeting, the voting process, the security ownership of certain beneficial owners and management, and certain other required information.

On what matters am I voting?

Our Board seeks shareholder approval for the proposal to authorize the amendment of our Articles of Incorporation for the purpose of increasing the authorized capital of the Company from 500 million shares of common stock, $0.00001 par value per share to 8 billion shares of common stock, $0.00001 par value per share.  The principal purpose of the proposed amendment to the Articles of Incorporation is to authorize additional shares of common stock which will be available in the event our Board determines that it is necessary and appropriate to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners and/or similar transactions or for other corporate purposes.

Our Board also seeks shareholder approval for the proposal to grant discretionary authority to our Board to implement a reverse stock split of our common stock, on the basis of up to five hundred pre-consolidation shares for each one post-consolidation share (the “Reverse Stock Split”), to occur at some time within twelve months of the date of the Special Meeting with the exact time of the stock split to be determined by the Board of Directors. Our Board believes that shareholder approval of discretionary authority for the Board to implement a reverse stock split provides the Board with maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of our shareholders.  Our Board also believes that shareholder approval of a twelve-month range for the effectuation of the reverse stock split (as contrasted with approval of a specified time for the stock split) provides the Board with maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of our shareholders.

The approval of either of these two proposals will not affect total stockholder equity but will increase the authorized capitalization of the Company. For full and further details, please see our description under the proposals below.

The shareholders will also transact any other business that properly comes before the Meeting.

What is our Board’s voting recommendation?

The Board has approved the increase in the authorized capital of the Company from 500 million shares of common stock to 8 billion shares of common stock and recommends that stockholders of the Company vote FOR approval of the increase in the authorized capital of the Company.  In the event that this proposal is approved, the Board will file an amendment to the Company’s Articles of Incorporation in Nevada similar to the attached Appendix A to increase the authorized capital of the Company.

The Board has approved the discretionary authority to implement a reverse stock split of our common stock, on the basis of up to five hundred pre-consolidation shares for each one post-consolidation share to occur at some time within twelve months of the date of the Special Meeting with the exact time of the stock split to be determined by the Board of Directors. The Board believes that a range for the exchange ratio of the Reverse Split (as contrasted with approval of a specified ratio of the split) provides the Board with maximum flexibility to achieve the purposes of a stock split, and, therefore, is in the best interests of our shareholders. The actual ratio for implementation of the reverse split would be determined by our Board based upon its evaluation as to what ratio of pre-consolidation shares to post-consolidation shares would be most advantageous to our stockholders. In the event that this proposal is approved, the Board would file an amendment to the Company’s Articles of Incorporation in Nevada to effecuate the Reverse Split.

Who can vote at the Meeting?

An aggregate of 356,614,300 votes (the “Voting Shares”) may be cast by stockholders at the Meeting, consisting of the issued and outstanding shares of Common Stock held by stockholders of record at the close of business on January 18, 2012, the Record Date.  Holders of shares of Common Stock are entitled at the Meeting to one vote for each share of Common Stock held on the Record Date.

How do I vote?

You may vote your shares either by proxy or in person at the Meeting (please also see the detailed instructions on your proxy card).  Each such share is entitled to one vote on each matter submitted to a vote at the Meeting.  To vote by proxy, please complete, sign and mail the enclosed proxy card in the envelope provided, which requires no postage for mailing in the United States.  If a proxy specifies how it is to be voted, it will be so voted.  If you return a signed proxy card but do not provide voting instructions, your shares will be voted FOR approval of Proposal No. 1 and Proposal No. 2 and in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder, with respect to any other matter that is properly brought before the Meeting for action by shareholders.  Proxies in the form enclosed are being solicited by our Board for use at the Meeting.

May I revoke my proxy?

As a holder of record of our shares, you may revoke your proxy and change your vote at any time prior to the Meeting by giving written notice of your revocation to our Chief Executive Officer, Ning Wu, by signing another proxy card with a later date and submitting this later dated proxy to Mrs. Wu before or at the Meeting, or by voting in person at the Meeting. Please note that your attendance at the Meeting will not constitute a revocation of your proxy unless you actually vote at the Meeting.  Giving a proxy will not affect your right to change your vote if you attend the Meeting and want to vote in person. We will pass out written ballots to any holder of record of our shares who wants to vote at the Meeting.

Any written notice of revocation or subsequent proxy should be sent to Medical Care Technologies Inc., Attention: Ning Wu, Chief Executive Officer, Room 815, No. 2 Building, Beixiaojie, Dongzhimen Nei, Beijing, China or hand delivered to Mrs. Wu at or before the voting at the Meeting.

What does it mean if I receive more than one proxy card?

If your shares are registered differently or are held in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to ensure that all of your shares are voted.

Will my shares be voted if I do not sign and return my proxy card?

If you are the record holder of your shares and do not return your proxy card, your shares will not be voted unless you attend the Meeting in person and vote your shares.

What is a quorum and what constitutes a quorum?

A “quorum” is the number of shares that must be present, in person or by proxy, in order for business to be conducted at the Meeting. The required quorum for the Meeting is the presence in person or by proxy of the holders of a majority of the Voting Shares issued and outstanding as of the Record Date.  Since there was an aggregate of 356,614,300 Voting Shares issued and outstanding as of the Record Date, a quorum will be present for the Meeting if an aggregate of at least 178,307,151 Voting Shares is present in person or by proxy at the Meeting.

How many votes are required to approve the proposals?

The approval of each proposal herein requires the affirmative vote by the holders of a majority of Voting Shares that are present in person or by proxy at the Meeting, so long as a quorum is established at the Meeting.  For example, if all 356,614,300 Voting Shares are present in person or by proxy at the Meeting, then each proposal must be approved by the affirmative vote of the holders of 178,307,151 Voting Shares. The proposals are independent - it is possible that the shareholders approve one of the proposals and not the other.

Who is paying for this proxy’s solicitation process?

The enclosed proxy is solicited on behalf of our Board, and we are paying for the entire cost of the proxy solicitation process. Copies of the proxy material will be given to banks, brokerage houses and other institutions that hold shares that are beneficially owned by others. Upon request, we will reimburse these banks, brokerage houses and other institutions for their reasonable out-of-pocket expenses in forwarding these proxy materials to the shareholders who are the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers, or other employees.

How can I find out the results of the voting at the Special Meeting?

We will announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K which will be filed with the SEC within four business days after the Meeting.

How can shareholders communicate with our Board?

Company shareholders who want to communicate with our Board may write to Mrs. Wu, Chief Executive Officer, c/o Medical Care Technologies Inc., Room 815, No. 2 Building, Beixiaojie, Dongzhimen Nei, Beijing, China, email address: n.wu@medicaretechinc.com.

Your letter should indicate that you are a Company shareholder. Depending on the subject matter, Mrs. Wu will: (i) forward the communication to the appropriate officer of the Company; (ii) attempt to handle the inquiry directly, for example when the request is for information about the Company or is a stock-related matter; or (iii) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each Board meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded to the director to whom they were addressed, and shall make those communications available to our Board upon request.

PROPOSAL NO. 1

PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION
TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

The principal purpose of the proposed amendment to the Articles of Incorporation is to authorize additional shares of common stock which will be available in the event our Board determines that it is necessary and appropriate to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners and/or similar transactions or for other corporate purposes. The Company currently has no plans to issue any shares of common stock other than upon conversion of outstanding debentures and warrants.

The availability of additional shares of common stock is particularly important in the event that our Board needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking shareholder approval in connection with a contemplated issuance of common stock.

The increase in authorized common stock will not have any immediate effect on the rights of existing shareholders. However, the Board will have the authority to issue authorized common stock without requiring future shareholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing shareholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders. The holders of common stock have no preemptive rights and the Board has no plans to grant such rights with respect to any such shares.

The text of the proposed Certificate of Amendment to our Articles of Incorporation which contains the increase in the authorized common stock is attached hereto as Appendix A.

Under our current Articles of Incorporation, as amended, we have the authority to issue 500,000,000 shares of common stock. As of the Record Date, 356,614,300 shares of common stock were issued and outstanding. However, as of the Record Date, the Company also has:

-
60,000,000 shares issuable upon the sale of up to 60,000,000 shares of common stock pursuant to a registration statement on Form S-1 (no. 333-177245);

conversion of an outstanding $42,500 convertible debenture which is convertible at 50% discount of the average of the five lowest intraday prices for the Company’s stock during the previous 20 trading days;

-
Conversion of outstanding convertible debentures aggregating $83,500 which are convertible at 50% discount of the average of the five lowest intraday prices for the Company's stock during the previous 10 trading days;

500,000 warrants issued and outstanding, which are exercisable until January 2015 for the same number of shares of common stock at an exercise price of $0.15 per share; and
-	Stock options to purchase an aggregate of 1,700,000 at an exercise price of $0.25 per share to our employees and consultants under the Company’s 2010 Stock Option Plan.

Accordingly, the Company is currently obligated to issue in excess of the number of shares it is authorized to issue if the holders of all the convertible debentures, options and warrants elected to convert or exercise. The Company must increase its authorized share capital as it does not have sufficient shares to issue.

After taking into consideration our current outstanding equity obligations, in order to have sufficient shares to provide a more favorable capital structure for such purposes as equity financing, stock-based acquisitions and strategic partnerships which may require that additional shares be available for issuance, our Board has determined that it is in the best interest of our shareholders to increase the number of authorized shares of our common stock from 500,000,000 to 8,000,000,000. The additional common stock to be authorized will become part of the existing class of common stock and will have the same par value, the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the shares of our common stock now authorized. The Certificate of Amendment will not affect the terms of the outstanding common stock or the rights of the holders of the common stock.  However, increasing the number of authorized shares of common stock may result in potential disadvantages incidental to issuing such additional stock and thereby increasing the number of outstanding shares of common stock, such as dilution of the earnings per share, which could have a depressive effect upon the market value of our common stock and an adverse effect on the voting rights of current holders of our common stock as their percentage ownership in our company would be reduced (See Effects of Issuing Additional Common Stock).

The Board believes that the potential benefit of increasing the number of the Company’s authorized shares of common stock outweighs the potential disadvantages associated with the increase in the authorized shares of common stock.  The Board believes that such increase would provide greater flexibility to pursue corporate transactions and relationships which have the potential to facilitate the Company’s growth and development and its ability to compete successfully. If we fail to facilitate growth and development, we may not be able to generate revenues or achieve profitability, and our stockholders may lose their entire investment in us. The Board does not currently have any plans for additional financings or acquisitions.

Effects of Issuing Additional Common Stock

Our shareholders do not have any preemptive right to subscribe to any additional issue of stock of the Company. Future issuances of common stock or securities convertible into common stock would have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders. In addition, the future prospect of sales of significant amounts of shares held by our shareholders could affect the market price of our common stock if the marketplace does not adjust to the increase in shares in the market in an orderly manner and the value of our shareholders’ investment in our company may decrease. A significant ownership stake held by one party may discourage a potential acquirer from attempting to obtain control of us, which in turn could reduce our stock price or prevent our shareholders from realizing a premium over our stock price.

OUR RECOMMENDATION TO SHAREHOLDERS
REGARDING PROPOSAL NO. 1

The Board has approved the amendment to our Articles of Incorporation for the purpose of increasing the authorized capital from 500,000,000 shares of common stock, par value $0.00001 per share to 8,000,000,000 shares of common stock, par value $0.00001 per share and authorized and recommends that shareholders of the Company vote FOR approval of the increase in the number of authorized shares of common stock.

 IN THE EVENT THAT THIS PROPOSAL NO. 1 IS APPROVED, THE BOARD WILL FILE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION SUBSTANTIALLY IN THE FORM ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A.

PROPOSAL NO. 2

GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS
TO IMPLEMENT A REVERSE STOCK SPLIT

Our Board seeks shareholder approval for discretionary authority to implement a reverse stock split of our Common Stock, on the basis of up to five hundred pre-consolidation shares for each one post-consolidation share, to occur at some time within twelve months of the date of the meeting with the exact nature and time of the stock split to be determined by the Board.  The stock split exchange ratio that the Board has approved and deemed advisable is up to five hundred pre-consolidation shares for each one post-consolidation share.  Approval of this proposal would give the Board authority to implement the stock split at any time it determined within twelve months of the date of the Meeting. In addition, approval of this proposal would also give the Board authority to decline to implement a stock split.

Our Board believes that shareholder approval of discretionary authority for the Board to implement a reverse stock split provides the Board with maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of our shareholders.  Our Board also believes that shareholder approval of a twelve-month range for the effectuation of the reverse stock split (as contrasted with approval of a specified time for the stock split) provides the Board with maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of our shareholders. The actual timing for implementation of the reverse stock split would be determined by our Board based upon its evaluation as to when and whether such action would be most advantageous to our shareholders.

Purpose of Reverse Stock Split

If the Board determines to exercise the right granted to it pursuant to this proposal, it would be because the Board anticipates that a reverse stock split would, absent other factors, proportionately increase the market price of the Company’s Common Stock. Depending on market conditions during the 12 months subsequent to the Special Meeting, the Board might determine that a higher share price which might initially result from the reverse stock split could help generate interest in the Company among investors. Shareholders should note that the effect of the reverse split upon the market price for our Common Stock cannot be accurately predicted. In particular, if we elect to implement a reverse stock split, there is no assurance that prices for shares of our Common Stock after a reverse split will be up to five times greater than the price for shares of our Common Stock immediately prior to the reverse split, corresponding to the ratio of the split.  Furthermore, there can be no assurance that the market price of our Common Stock immediately after a reverse split will be maintained for any period of time.  Moreover, because some investors may view the reverse stock split negatively, there can be no assurance that the reverse split will not adversely impact the market price of our Common Stock or, alternatively, that the market price following the reverse stock split will either exceed or remain in excess of the current market price.

Procedure for Affecting the Reverse Stock Split

If the Board decides to declare and implement a reverse stock split, we will promptly file a Certificate of Amendment to our Articles of Incorporation, substantially in the form attached to this Proxy Statement as Appendix B, with the Secretary of State of the State of Nevada, to amend our Articles of Incorporation by adding a provision affecting the reverse stock split.  Our Board would set the record date for the reverse stock split and it would become effective at such time as the Certificate of Amendment is accepted and approved by the Secretary of State of the State of Nevada. No further action on the part of the shareholders would be required and all shares of our Common Stock that were issued and outstanding immediately prior thereto would automatically be converted into new shares of our Common Stock on the basis of up to five hundred pre-consolidation shares for each one post-consolidation share.  As soon as practicable after the effective date of the stock split, shareholders of record on the Record Date would receive a letter from our transfer agent asking them to return the outstanding certificates representing our pre-consolidation shares, which would be cancelled upon receipt by our transfer agent, and new certificates representing the post-consolidation shares of our Common Stock would be sent to each of our shareholders. We will bear the costs of the issuance of the new stock certificates.

Effect of the Reverse Stock Split, Fractional Shares

The number of shares of our Common Stock issued and outstanding would be reduced following the effective time of the reverse stock split.  Shareholders should recognize that if a reverse stock split is affected, they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the effective time divided by five, reflecting the five for one exchange ratio).  Fractional shares which would otherwise be held by the shareholders of our Common Stock after the reverse split will be rounded up to the next whole share. The number of shareholders of record would not be affected by the reverse stock split.

If approved and implemented, the reverse stock split could result in some shareholders owning "odd-lots" of less than 100 Common Stock on a post-consolidation basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell than shares in "even-lots" of even multiples of 100 shares.

No Appraisal Rights

Under the Nevada Revised Statutes of the State of Nevada, our shareholders will not be entitled to appraisal rights in connection with a reverse stock split.  Furthermore, we do not intend to independently provide shareholders with any such rights.

Federal Income Tax Consequences of a Reverse Stock Split

The following description of the material federal income tax consequences of a reverse stock split to our shareholders is based on the Internal Revenue Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement.  Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a reverse stock split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-residents of the United States, broker/dealers or insurance companies). The state and local tax consequences of a reverse stock split may vary significantly as to each shareholder, depending upon the jurisdiction in which such shareholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

We believe that the likely federal income tax effects of a reverse stock split will be that our shareholders will not recognize any gain or loss.  The shareholder's cost basis in the reduced number of shares of our new, post-consolidation Common Stock following a reverse stock split will equal the shareholder's basis in the old, pre-consolidation shares of our Common Stock.  In addition, the holding period for the new, post-consolidation shares issued pursuant to the reverse stock split would be deemed to be the same as the holding period for the old, pre-consolidation shares of our Common Stock.

The Company will not realize any gain or loss as a result of a reverse stock split.

OUR RECOMMENDATION TO SHAREHOLDERS
REGARDING PROPOSAL NO. 2

Our Board has approved the grant of discretionary authority to the Board to implement a reverse stock split of our Common Stock, on the basis of up to five pre-consolidation shares for each one post-consolidation share, to occur at some time within twelve months of the date of the meeting with the exact time of the stock split to be determined by the Board, and recommends that shareholders of the Company vote “FOR” such grant of discretionary authority.

IN THE EVENT THAT THIS PROPOSAL NO. 2 IS APPROVED, AND DURING THE 12 MONTHS FOLLOWING THE SPECIAL MEETING THE BOARD DETERMINES TO IMPLEMENT A REVERSE STOCK SPLIT, THE BOARD WILL FILE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION SUBSTANTIALLY IN THE FORM ATTACHED TO THIS PROXY STATEMENT AS APPENDIX B.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Securities and Exchange Commission (“SEC”) allows us to “incorporate by reference” into this Proxy Statement certain of the information we have filed with the SEC. This means that we can disclose important information by referring you to those documents. All documents that we file with the SEC on or after the date of this Proxy Statement pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), prior to the Special Meeting, will be deemed to be incorporated by reference into this Proxy Statement and to be a part of it from the date of filing of such documents. We are not, however, incorporating by reference any documents or portions thereof, whether specifically listed below or filed in the future, that are not deemed “filed” with the SEC under its rules and regulations, including information furnished pursuant to Item 2.02 or 7.01 of Form 8-K. Any statement contained in a document incorporated or deemed to be incorporated by reference in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in it or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this Proxy Statement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

We incorporate by reference the following documents that we have filed with the SEC, and any filings that we make with the SEC in the future, under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, until the Special Meeting has been held:

•   Our Annual Report on Form 10-K for the year ended December 31, 2010, as amended; and

•   Our Quarterly Reports on Form 10-Q for the periods ended March 31, 2011, June 30, 2011 and September 30, 2011, as amended; and

•   Our Current Report on Form 8-K filed on April 22, 2011, May 6, 2011, May 31, 2011, June 9, 201, June 28, 2011, August 10, 2011, September 15, 2011, September 28, 2011 and December 15, 2011.

Copies of any documents incorporated by reference in this Proxy Statement are available free of charge by writing to Medical Care Technologies Inc., Attention: Ning Wu, Chief Executive Officer, Room 815, No. 2 Building, Beixiaojie, Dongzhimen Nei, Beijing, China, or by emailing Mrs. Wu at n.wu@medicaretechinc.com.

These documents, as well as various other reports, proxy statements and other information, may also be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements and other information regarding the company and other issuers that file electronically with the SEC. The address of the SEC’s internet site is www.sec.gov. This information is also available on our website at www.sdss-corp.com. Except as otherwise stated above, information contained on these websites is not incorporated by reference into and does not constitute a part of this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 18, 2012, the total number of shares of common stock owned beneficially by (i) each named executive officer and directors of our company and (ii) each person or entity which is known by us to beneficially own more than 5% of our total outstanding shares of common stock. Percentage of beneficial ownership is based on 356,614,300 shares of common stock outstanding as of January 18, 2012. The shareholders listed below have direct ownership of their shares and possess sole voting and dispositive power with respect to the shares. Unless provided otherwise, the address of each person listed on the table is c/o Medical Care Technologies, Inc., Room 815, No. 2 Building, Beixiaojie, Dongzhimen Nei, Beijing, China.

	Shares Beneficially Owned
Name of Beneficial Owner	Number		Percent of Class

Ning C. Wu	3,250,000	(1)	0.91%

Luis Kuo	10,075,000	(2)	2.83%

Hui Liu	1,075,000	(3)	Less than 2%

Ping Tan	533,333	(4)	Less than 2%

Sean Lee Heung	283,333	(5)	Less than 2%

Ping Hai Shen	33,333	(6)	Less than 2%

All officers and directors as a group (5 persons)	15,216,666	(7)	4.27%

Great Union Corporation	57,300,000		16.07%
Room 25, Block A, 19th Floor, Wah Lok Industrial Court, 31- 41 Shan Mei Street, Fotan, Hong Kong

(1)	Includes 250,000 shares currently exercisable pursuant to a stock option.
(2)	Includes 75,000 shares currently exercisable pursuant to a stock option.
(3)	Includes 75,000 shares currently exercisable pursuant to a stock option.
(4)	Includes 33,333 shares currently exercisable pursuant to a stock option.
(5)	Includes 33,333 shares currently exercisable pursuant to a stock option.
(6)	Includes 33,333 shares currently exercisable pursuant to a stock option.
(7)	Includes 499,999 shares currently exercisable pursuant to a stock option.

There are no family relationships among our officers and directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2009, we have engaged in the following transactions with our directors, executive officers, holders of more than five percent of our voting securities, and affiliates of our directors, executive officers and 5% shareholders.

On November 25, 2009, we entered into the Consultancy Agreement with Ning C. Wu, our Chief Executive Officer, President and Director, as amended by the Amendment Agreement entered into on September 13, 2010. The Amendment amends the original agreement to revise the terms of Ms. Wu’s compensation as follows: Ms. Wu’s base salary of $60,000 may be adjusted by the Board at any time but not to exceed 25% of her base salary at any time. Such base salary is paid monthly. Ms. Wu was issued 38,000,000 restricted shares of common stock for management services, subject to a two-year lock-up restricting Ms. Wu from selling, disposing of, pledging or granting any rights with respect to 38,000,000 shares. The Board approved the termination of such lock-up restrictions on August 4, 2011. Ms. Wu was granted an option to purchase 500,000 shares of our common stock on December 30, 2010 at an exercise price of $0.25 per share, which option will vest as to 125,000 shares, 125,000 shares and 250,000 shares subject to the option on June 28, 2011, December 28, 2011 and June 28, 2012, respectively.

On February 1, 2011, we entered into an Employment Agreement with Luis Kuo, our Chief Operating Officer, which was amended on August 4, 2011 to provide for the issuance of 8,000,000 restricted shares of the Company’s common stock to Mr. Kuo. Pursuant to the agreement, we agreed to pay a base compensation to be determined at such time when we secure a major financing in excess of $1,000,000. On February 1, 2011, we issued 2,000,000 shares of common stock for the first year of service and granted options to purchase 100,000 shares of our common stock at an exercise price of $0.25 per share. The term of the Agreement is 36 months and is automatically renewable for successive one year period. Mr. Kuo was granted an option to purchase 100,000 shares of our common stock on February 1, 2011 at an exercise price of $0.25 per share, which option will vest as to 50,000 shares, 25,000 shares and 25,000 shares subject to the option on August 1, 2011, January 1, 2012 and August 1, 2012, respectively.

Ms. Wu, our President and Chief Executive Officer was granted an option to purchase 500,000 shares of our common stock on December 30, 2010 at an exercise price of $0.25 per share, which option will vest as to 25% of the shares subject to the option on the 6 month anniversary of the date of grant and as to 25% of the shares subject to the option on the first anniversary date of grant and the remaining 50% of the shares subject to the option eighteen months thereafter.

Ms. Lui, our Treasurer, was granted an option to purchase 100,000 shares of our common stock on December 30, 2010 at an exercise price of $0.25 per share, which option will vest as to 50% of the shares subject to the option on the 6 month anniversary of the date of grant and as to 25% of the shares subject to the option on the first anniversary date of grant and the remaining 25% of the shares subject to the option eighteen months thereafter.

Mr. Kuo, our Chief Operations Officer, was granted an option to purchase 100,000 shares of our common stock on February 1, 2011 at an exercise price of $0.25 per share, which option will vest as to 50% of the shares subject to the option on the 6 month anniversary of the date of grant and as to 25% of the shares subject to the option on the first anniversary date of grant and the remaining 25% of the shares subject to the option eighteen months thereafter.

Mr. Lee Heung, our Chief Technology Officer, was granted an option to purchase 50,000 shares of our common stock on December 30, 2010 at an exercise price of $0.25 per share, which option will vest as to 1/3rd of the shares subject to the option on the 6 month anniversary of the date of grant; as to 1/3rd of the shares subject to the option on the first anniversary date of grant and 1/3rd of the shares subject to the option eighteen months thereafter.

Mr. Tan, our Chief Marketing Officer, was granted an option to purchase 50,000 shares of our common stock on December 30, 2010 at an exercise price of $0.25 per share, which option will vest as to 1/3rd of the shares subject to the option on the 6 month anniversary of the date of grant; as to 1/3rd of the shares subject to the option on the first anniversary date of grant and 1/3rd of the shares subject to the option eighteen months thereafter.

On August 4, 2011, we terminated the Lock-Up Agreement with respect to Ms. Wu’s 38,000,000 shares of our common stock.

HOUSEHOLDING OF MEETING MATERIALS

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements, annual reports and notices of meetings.  This means that only one copy of our Proxy Statement or Notice of Meeting may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you write Medical Care Technologies Inc., Attention: Ning Wu, Chief Executive Officer, Room 815, No. 2 Building, Beixiaojie, Dongzhimen Nei, Beijing, China, or email Mrs. Wu at n.wu@medicaretechinc.com.  If you want to receive separate copies of the Proxy Statement, Annual Report or Notice of Meeting in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address, email or telephone number.

OTHER MATTERS

We do not know of any matters to be presented at the meeting other than those set forth in this Proxy Statement. However, if any other matters come before the meeting, the proxy holders will vote the shares represented by any proxy granted in their favor in such manner as the Board of Directors may recommend or, in absence of such a recommendation, in the proxy holders’ discretion.

By Order of the Board of Directors

/s/ Ning Wu
                                                                                                                President and Chief Executive Officer

Toronto, Canada
January _, 2012

MEDICAL CARE TECHNOLOGIES INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
February_, 2012

The undersigned, a shareholder of Medical Care Technologies Inc. (the "Company"), does hereby appoint Ning Wu as the attorney and proxy of the undersigned, with power of substitution, for and on behalf of the undersigned, and to attend the Special Meeting of Shareholders of the Company to be held on February _, 2012, at 10:00 a.m., at the offices of David Lubin & Associates, PLLC, 10 Union Avenue, Suite 10, Lynbrook, New York 11563 (the "Meeting"), to represent the undersigned at the Meeting, and there to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Meeting, in any manner and with the same effect as if the undersigned were personally present at the Meeting, and the undersigned hereby authorizes and instructs the above named proxy to vote as specified below.

The shares represented by this Proxy will be voted only if this Proxy is properly executed and timely returned. In that event, such shares will be voted in the manner directed herein. If no direction is made on how you desire your shares to be voted, the Proxy holder will have complete discretion in voting the shares on any matter voted on at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE FOLLOWING:

The shares represented by this Proxy shall be voted in the following manner:

1.           Approval of the proposal to amend the Articles of Incorporation for the purpose of increasing the authorized capital of the Company from 500,000,000 shares of common stock to 8,000,000,000 shares of common stock, $0.00001 par value per share.

FOR	AGAINST	WITHOLD
☐	☐	☐

2.           Grant of discretionary authority to the Board of Directors to implement a reverse stock split at some time within twelve months of the date of the meeting.

FOR	AGAINST	WITHOLD
☐	☐	☐

3.           In the discretion of the persons acting as proxies, on such other matters as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The undersigned does hereby revoke any Proxy previously given with respect to the shares represented by this Proxy.

NOTE: As to shares held in joint names, each joint owner should sign. If the signer is a corporation, please sign in corporate name by a duly authorized officer. If a partnership, please sign in partnership name by a duly authorized person. If signing as attorney, executor, administrator, trustee, guardian, or in other representative capacity, please give full title as such.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROPERLY RETURN IT USING THE ENCLOSED ENVELOPE.

Number of Shares Owned on ________		________________________________

Dated: ________________, 2012	Signature:	________________________________
	Name:	________________________________
	Address:	________________________________
Dated: ________________, 2012	Signature:	________________________________
	Name:	________________________________
	Address:	________________________________

APPENDIX A

CERTIFICATE OF AMENDMENT
TO
THE ARTICLES OF INCORPORATION
OF
MEDICAL CARE TECHNOLOGIES INC.

The undersigned, for purposes of amending the Articles of Incorporation (the “Certificate”) of Medical Care Technologies Inc., a corporation organized and existing under and by virtue of the Revised Statutes of the State of Nevada, does hereby certify as follows:

FIRST:   The name of the corporation is Medical Care Technologies Inc. (the “Corporation”), and the date of its incorporation was February 27, 2007.

SECOND:   That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment to the Articles to increase the number of authorized shares of the Corporation, declaring said amendment to be advisable and calling a special meeting of the shareholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED , that the Articles of Incorporation of the Corporation be amended by changing Article [FOURTH], so that, as amended said Article shall be read as follows: “The total number of shares of stock which the Corporation shall have authority to issue is 8,000,000,000 shares of common stock, $0.00001 par value per share (the "Common Stock")."

THIRD : That the foregoing amendment was duly adopted by the Board of Directors and by the shareholders of the Corporation in accordance with the applicable provisions of Section ___ of the Nevada revised Statutes of the State of Nevada.

IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Corporation, does hereby execute this Amendment to the Certificate this ___ day of _______, 2012.

MEDICAL CARE TECHNOLOGIES INC.

By: ______________________
Name:  Ning Wu
Title:    President and Chief Executive Officer

APPENDIX B

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
OF
MEDICAL CARE TECHNOLOGIES INC.

The undersigned, being a duly authorized officer of Medical Care Technologies Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the Nevada Revised Laws of the State of Nevada, does hereby certify as follows:

FIRST:   That the Articles of Incorporation of the Corporation has been amended as follows by adding the following to Article FOURTH immediately after the first paragraph of Article FOURTH:

“The presently issued and outstanding shares of Common Stock shall be combined in the ratio of one (1) share of Common Stock for each _____ (___) shares of Common Stock currently issued and outstanding. Such combination shall not change the number of shares of capital stock which the Corporation shall have authority to issue nor shall it affect the rights or preferences of the holders of the shares of Common Stock now issued and outstanding".

SECOND:  That such amendment has been duly adopted by the affirmative vote of the holders of a majority of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of the Nevada Revised Laws of the State of Nevada.

IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Corporation, does hereby execute this Amendment to the Articles this __day of ____, 20__.

MEDICAL CARE TECHNOLOGIES INC.

By: ______________________
Name:  Ning Wu
Title:    President and Chief Executive Officer